Trade and Other Receivables, Net	6 Months Ended
Jun. 30, 2026
Trade and Other Receivables, Net [Abstract]
Trade and other receivables, net

17. Trade and other receivables, net

	June 30, 2026	December 31, 2025
	(Unaudited)	(Audited)
Royalty receivables(1)	$2,136	$2,136
Trade receivables(1)	2,663	3,125
Staff loans	260	-
Other receivables	-	344
VAT receivables(2)	2,681	2,183
Allowance for credit losses(3)	(2,275)	(2,275)
Trade and other receivables, net	$5,465	$5,513

(1)	The Group’s trade receivables balance primarily relates to gold sales with Fidelity. The Group’s royalty receivables balance relates to a subcontracting arrangement through which the Group earned a royalty on precious metals extracted by a third-party miner from the Redwing Mine and is fully provisioned for credit loss.

(2)

VAT receivables are presented net of amounts offset against other tax liabilities, as approved by the Zimbabwe tax authorities. During 2025, the Group offset VAT receivables of approximately US$2.0 million against other tax liabilities. During the six months ended June 30, 2026, the Group offset a further US$0.6 million.

(3)	Included in the expected credit loss provision are amounts of US$2.1m relating to royalties receivable and US$0.1m relating to rentals.

Allowance for credit losses

(Unaudited)
Balance at January 1, 2025	$2,253
Additions	12
Balance at June 30, 2025	$2,265

Balance at January 1, 2026	$2,275
Additions	-
Balance at June 30, 2026	$2,275